                          MFS(R)/SUN LIFE SERIES TRUST

                             MANAGED SECTORS SERIES


          SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI")



The line item under the "Investment Policy" and "Percentage Limitation" table in the "Investment Techniques, Practices and Risks" section for MFS Managed Sectors Series on page 4 of the SAI is hereby restated as follows:

13.  Managed Sectors Series

         Foreign Securities.....................................      up to 50%





                The date of this Supplement is December 10, 1999.


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                          MFS(R)/SUN LIFE SERIES TRUST

                             EMERGING GROWTH SERIES

                      SUPPLEMENT TO THE CURRENT PROSPECTUS



The Emerging Growth Series may invest up to 25% of its net assets in foreign securities, including emerging market securities. The section of the prospectus entitled "Principal Risks of an Investment" is amended to add the following:

Foreign Markets Risk - Investing in foreign securities involves risks relating to political social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

     o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

     o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

     o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     o    Foreign  markets  may be less  liquid  and  more  volatile  than  U.S.
          markets.

     o Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

Emerging Markets Risk - Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

     o All of the risks of investing in foreign securities are heightened by investing in emerging markets countries.

     o The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.



                The date of this Supplement is December 10, 1999.